THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

Form N-SAR for
Fiscal Period Ended 10-31-03

INDEX TO EXHIBITS

EXHIBIT NO.                           ITEM
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    1.            Report on internal control by Independent Public Accountants.  (Item 77.B.)